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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 27, 1998


                         COMMISSION FILE NUMBER: 0-21696

                           ARIAD PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)


             DELAWARE                                    22-3106987
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
  incorporation or organization)




              26 LANDSDOWNE STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 494-0400

               Former Name, Former Address and Former Fiscal Year,
                  If Changed Since Last Report: Not Applicable


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ITEM 5.   OTHER EVENTS

          On April 27, 1998, ARIAD Pharmaceuticals, Inc. (the "Company") entered into agreements with institutional investors to raise $10,150,000 in a private placement of 2,537,500 shares of the Company's common stock at a price of $4.00 per share. BancAmerica Robertson Stephens served as Placement Agent in the transaction.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (C)  EXHIBITS

          99.  Press Release dated April 29, 1998.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ARIAD Pharmaceuticals, Inc.


Date: April 29, 1998                       By: /s/ Jay R. LaMarche
                                               -------------------
                                           Executive Vice President
                                           Chief Financial Officer